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                                  Exhibit 10.35

                               SUBLEASE AGREEMENT

      This Sublease Agreement (this "Sublease") is made May 14, 1999, between Moreland Properties LLC ("Sublessor") and Lithia Real Estate, Inc. (Sublessee").

                                    RECITALS

      A. On February 3, 1978, J. William Crouch, as tenant and successor in interest to Bill Crouch, Inc., entered into that certain lease (the "Capra Lease") with David E. Capra and Gloria A. Capra, as landlords (the "Capra Lessors"), for the demise of certain premises more particularly described in the Capra Lease and more commonly referred to as 50 East Chenango. Englewood, Colorado (the "Capra Premises"). On March 23, 1994, Monaco Finance, Inc., as tenant, entered into that certain lease (the "Crouch Lease") with J. William Crouch, as landlord (the "Crouch Lessor ), for the demise certain premises more particularly described in the Crouch Lease and including both the Capra Premises and certain premises more commonly referred to as 4940 South Broadway, Englewood, Colorado. On February 29, 1996, Moreland Properties LLC, as tenant and as successor in interest to W. Douglas Moreland, entered into that certain lease (the "Prime Lease") with Monaco Finance, Inc. (the "Prime Lessor") for the demise of certain premises more particularly described in the Prime Lease and including both the property commonly referred to as 50 East Chenango, Englewood, Colorado and the property commonly referred to as 4940 South Broadway, Englewood, Colorado (the "Premises").

      B. Pursuant to the terms of that certain lease (the "Rosen Auto Lease") dated January 29, 1999, by and between Moreland Properties LLC, as landlord and successor in interest to W. Douglas Moreland, and Rosen Auto Leasing, Inc., as tenant, Rosen Auto Leasing, Inc. leased a portion of the Premises more particularly described in the Rosen Auto Lease (the "Rosen Auto Premises").

      C. Sublessor desires to sublease to Sublessee and Sublessee desires to sublease form Sublessor certain premises more particularly described below.

                                    AGREEMENT

      1. Sublease. Sublessor subleases to Sublessee, and Sublessee accepts and agrees to sublease, all of Sublessor's rights, title and interest as tenant (except as otherwise may be excluded below) in and to the Prime Lease for the Sublease Premises (defined below). The Prime Lease is incorporated herein, and except as expressly excluded or limited by this Sublease, the provisions of the Prime Lease will be the provisions of this Sublease and will govern the occupancy of the Sublease Premises by Sublessee, the rights, privileges, duties and obligations of Sublessee and the rights and privileges of Sublessor. For the purposes of this Sublease, the following defined terms of the Prime Lease will have the following meanings: "Tenant" means the Sublessee; "Landlord" means the Prime Lessor with respect to obligations and duties of the landlord, and both Prime Lessor and the Sublessor with respect to the rights and privileges of the landlord; "Rent: means the


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rent set forth in Paragraph 4 below and all other sums to be paid by the tenant under the Prime Lease (other than minimum base rental payable under Section 6 of the Prime Lease) or by Sublessee under this Sublease; and, "Term" means the Term set forth in this Sublease. However, Sublessee acknowledges that Sublessor is not agreeing to perform any of the obligations or covenants of Prime Lessor, as both parties acknowledge that these are retained by Prime Lessor and will continue to be performed by Prime Lessor.

      2. Rights and Duties. Sublessee agrees to perform and observe each and every covenant, duty and obligation of the Sublessor, as tenant, under the Prime Lease with respect to the Sublease Premises (except as may be expressly excluded or limited by this Sublease). Sublessee acknowledges that the Sublessor will be deemed to be substituted for the Prime Lessor under the Lease with respect to the rights of the Prime Lessor, and the Sublessor will be entitled to exercise all of the rights and privileges of the Prime Lessor as set forth in the Prime Lease (except as may be modified by this Sublease). By way of illustration and not by way of limitation, the Sublessor will be entitled to exercise any remedy provided to the Prime Lessor under the Prime Lease in the event the Sublessee breaches any condition, provision or covenant of this Sublease or the Prime Lease. All consents under the Prime Lease required to be obtained by Sublessee as tenant under the Prime Lease must be first obtained from the Prime Lessor and the Sublessor, and all standards of and conditions to obtaining such consent form Prime Lessor will also apply to the consent to be obtained from Sublessor. All covenants of the tenant under the Prime Lease will be deemed to run for the benefit of both Prime Lessor and Sublessor as if expressly set forth therein for all purposes under this Sublease and the Prime Lease.

      3. Sublease Premises. The premises subleased to Sublessee consists of the Premises, however, excluding therefrom the Rosen Auto Premises, and is more commonly identified as 4940 South Broadway, Englewood, Colorado and 50 East Chenango Avenue, Englewood, Colorado (the "Sublease Premises").

      4. Term. The sublease term commences on May 14, 1999, and expires one day before the expiration of the Prime Lease. Sublessor hereby grants Sublessee the right to exercise any renewal options expressly set forth in the Prime Lease, and Sublessor hereby appoints Sublessee as its attorney-in-fact for the sole purpose of giving any exercise notice(s) under the Prime Lease on behalf of Sublessor in order to exercise any renewal option(s) thereunder.

      5. Rent. In consideration of this Sublease, Sublessee will pay to Sublessor (a) base rent in the amount of $150,000.00 per year, payable in twelve equal monthly installments of $12,500.00, and (b) additional rent equal to any other amounts to be paid by the tenant under the Prime Lease or to be paid by Sublessee under this Sublease. Payments will be paid in advance without notice, set off or deduction on the first day of each month during the term. The monthly installment of rent for any partial month will be prorated by the number of days in such month.

      6. Use. The Sublease Premises may be used only for the operation of an automobile dealership. servicing facilities and related uses. and for no other purpose without Sublessor's consent, which may be withheld in Sublessor's sole and absolute discretion.

      7. Notices. Any notice or demand from Sublessor to Sublessee or from Sublessee to


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Sublessor will be in writing and will be deemed duly served if mailed by registered or certified mail, return receipt requested, or by overnight courier, addressed to the address of each party set forth herein, or to such other address as either party will have last designated by notice in writing to the other parry. The foregoing notwithstanding, Sublessor may give a notice to pay or quit pursuant to state law and any notices under the forcible entry and detainer laws by posting the same on the Sublease Premises in accordance with state law, with a courtesy copy thereof sent to Sublessee in accordance with this paragraph, provided that the failure of Sublessee to receive such courtesy copy so sent by Sublessor will not affect Sublessor's eviction process.

      Sublessee's Address for notices.  The Sublease Premises

      With a courtesy copy to           Lithia Real Estate, Inc.
                                        360 E. Jackson St.
                                        Medford, Oregon 97501

      Sublessor's Address for notices:  W. Douglas Moreland
                                        Moreland Properties LLC
                                        2727 S. Havana
                                        Aurora, Colorado 80014

      8. Prime Lease. This Sublease is subject and subordinate to the Prime Lease. It is also subject and subordinate to any agreement to which the Prime Lease is subject and subordinate Sublessee represents and warrants to Sublessor that it has read the Prime Lease.

      9. Prime Lessor's Duties. If the Prime Lessor fails to perform under the Prime Lease. Sublessee must send Sublessor written notice detailing the default and non-performance by Prime Lessor. Sublessor will then promptly notify the Prime Lessor and demand that the Prime Lease agreements be carried out by the Prime Lessor, and Sublessor agrees to use commercially reasonable efforts to and agrees to cooperate with Sublessee to enforce the Prime Lease at the sole cost and expense of Sublessee, subject to any reimbursement to Sublessee from the Prime Lessor as may be provided in the Prime Lease. Notwithstanding the foregoing. nothing in this Sublease grants Sublessee the right to (a) declare a default of Prime Lessor under the Prime Lease. (b) terminate the Prime Lease, or
(c) modify the Prime Lease or waive any rights of Sublessor thereunder.

      10. Assignment or Subletting. Any assignment or subletting will be subject to the terms and conditions of the Prime Lease, and if no consent is required by Prime Lessor under the terms of the Prime Lease, then the following provision will control the agreement between Sublessor and Sublessee regarding any assignment of this Sublease or subletting of the Sublease Premises:

            Sublessee may assign this Sublease or sublet all or any portion of the Sublease Premises to any entity that is owned at least seventy-five percent (75%) by Lithia Motors, Inc. without the prior written consent of, but with prior notice to, Sublessor. Sublessee may so assign or sublet to any other party only with the prior written consent of Sublessor. which consent shall not be unreasonably withheld or delayed if the proposed assignment or subletting is in connection with


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      the sale of the business located on the Sublease Premises, or otherwise may be withheld in Sublessor's sole and absolute discretion in all other circumstances, and provided further that: (1) such consent to any assignment or subletting shall not relieve Sublessee from its obligations as primary obligor (and not as surety or guarantor) for the payment of all rental due hereunder, and for the full and faithful observance and performance of the covenants, terms and conditions herein contained; (2) the proposed subtenant or assignee is engaged in a business and the Sublease Premises will be used in a manner which is in keeping with the use provisions contained herein: (3) the proposed subtenant or assignee is a reputable party of reasonable financial worth in light of the responsibilities involved, and Sublessee shall have provided Sublessor with reasonable proof thereof: and (4) Sublessee is not in default hereunder at the time it makes its request. Any dissolution. merger. consolidation or other reorganization of Sublessee, or the sale or transfer of a controlling percentage of the corporate stock of Sublessee. shall constitute and be deemed an assignment for purposes of this Paragraph. Consent by Sublessor to an assignment or subletting shall not be construed to relieve Sublessee from obtaining the consent of Sublessor to any' further assignment or subletting, nor shall the collection of rent by Sublessor from any assignee, subtenant or other occupant be deemed a waiver of this covenant or an acceptance of the assignee or subtenant as Sublessee or a release of Sublessee from the covenants in this Sublease on Sublessee's part to be performed Sublessee and any assignee or subtenant shall be jointly and severally liable for the obligations of this Sublease. Sublessee shall not permit any part of the Sublease Premises to be used or occupied by any persons other than Sublessee and the employees of Sublessee, nor shall Sublessee permit any part of the Sublease Premises to be used or occupied by any licensee or concessionaire, or permit any persons to be upon the Sublease Premises other than Sublessee. and employees, customers and others having lawful business with Sublessee.

      11. Amendments to Prime Lease. Sublessor agrees that it will not amend the Prime Lease in any- manner without first obtaining the prior written consent of Sublessee, which will not be unreasonably withheld if such amendment does not materially adversely affect Sublessee.

      12. No Authority. Except as otherwise expressly set forth herein, Sublessee has no authority to contact or make any agreement with the Prime Lessor regarding the Sublease Premises or the Prime Lease. Sublessee will immediately send to Sublessor a copy of any written notice from Sublessee to Prime Lessor.

      13. Changes. This Sublease can be modified only by an agreement in writing signed by .the Sublessor and the Sublessee

      14. Counterparts. This Sublease may be signed in two or more counterparts, all of which when taken together will constitute one original agreement.

      15. Additional Provisions.


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            A. Sublessor covenants that it holds a valid leasehold estate for the Sublease Premises and has the full right to make this Sublease. Sublessor further warrants to Sublessee that the Prime Lease is in full force and effect, that Sublessor is not in default in the payment of rent under the Prime Lease and has received no written notice from Prime Lessor of any default by Sublessor under the Prime Lease, and that there have been no amendments thereto other than have been provided to Sublessee.

            B. Sublessor hereby covenants that it will pay to Prime Lessor, as and when due, all rents and other amounts required to be paid pursuant to the terms of the Prime Lease, and Sublessor will not do any act, nor fail to do any act, which would cause the Prime Lease to become in default. Sublessor hereby agrees to protect. defend, and hold harmless Sublessee from and against any loss, liability, or claim arising out of Sublessor's breach of the Prime Lease. except for any such breach arising out of Sublessee's failure to perform its obligations hereunder. Sublessee hereby covenants that it will not do any act, nor fail to do any act, which would cause the Prime Lease to become in default Sublessee hereby agrees to protect. defend, and hold harmless Sublessor from and against any loss, liability, or claim arising out of Sublessee's breach of the Prime Lease, except for any such breach arising out of Sublessor's failure to perform its obligations hereunder

            C. Sublessor agrees to immediately forward to Sublessee a copy of any written notices received by Sublessor from Prime Lessor. In the event that Sublessor fails to make any payments when due under the Prime Lease, or is otherwise in default thereunder. Sublessee may. but is not obligated to. make such payments on behalf of Sublessor, or take such other action as may be necessary, in Sublessee's estimation to cure such default, or to prevent the Prime Lease from being terminated. All amounts paid by' Sublessee to Prime Lessor to cure Sublessor's default and all costs of taking such actions on behalf of Sublessor. together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Sublessor to Sublessee. and if not so paid by' Sublessor. may be applied by' Sublessee to reduce subsequent rent payments owed to Sublessor under this Sublease Notwithstanding the foregoing. the covenants of Sublessor and Sublessee are deemed independent covenants of the parties.

      16. Condition Precedent. This Sublease, if consented to by Prime Lessor and Crouch Lessor in writing, will be effective as of May 14, 1999. If Prime Lessor and Crouch Lessor do not give their consent to this Sublease on or before August 12, 1999, this Sublease will be ineffective and void.

SUBLESSEE                               SUBLESSOR:

LITHIA REAL ESTATE, INC.                MORELAND PROPERTIES LLC


By: /s/                                 By: /s/
   --------------------------------        -------------------------------------
   Its: Vice President                     Its: Member
        Acquisitions


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                                    GUARANTY

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration for, and as an inducement to Sublessor to make the foregoing Sublease with Sublessee, the undersigned absolutely and unconditionally guarantees, to Sublessor and its successors, the full payment and performance and observation of all of the terms, covenants, conditions, provisions and agreements therein provided to be performed or observed by Sublessee, without requiring any notice of nonpayment, non-performance or non-observance, or proof, or notice, or demand, all of which the undersigned expressly waives. The undersigned expressly agrees that the validity of this guaranty and the obligations of the undersigned as guarantor hereunder will in no way be terminated, affected or impaired by reason of the assertion by Sublessor against Sublessee of any of the rights or remedies reserved to Sublessor pursuant to the provisions of the Sublease. Sublessor may grant extensions of time and other indulgences and may modify, amend and waive any of the terms, covenants, conditions, provisions or agreements of the Sublease, and discharge or release any party or parties to the Sublease, all without notice to the undersigned and without in any way impairing, releasing or affecting the liability or obligation of the undersigned. The undersigned agrees that Sublessor may proceed directly against the undersigned without taking any action under the Sublease and without exhausting Sublessor's remedies against Sublessee; and no discharge of Sublessee in bankruptcy or in any other insolvency proceedings will in any way or to any extent discharge or release the undersigned from y liability or obligation under this guaranty. The undersigned further covenants and agrees that this guaranty will remain and continue in full force and effect as to any renewal, modification or extension of the Sublease, and that no subletting and no assignment of the Sublease, with or without Sublessor's consent, will release or discharge the undersigned. As a further inducement to Sublessor to make the Sublease and in consideration of the Sublease, Sublessor and the undersigned covenant and agree that in any action or proceeding brought by either Sublessor or the undersigned against the other on any matter whatsoever arising out of, under, or by virtue of any of the terms, covenants, conditions, provisions or agreements of the Sublease or of this guaranty, Sublessor and the undersigned will and do hereby waive trial by jury. In the event Sublessor or the undersigned institute any action or proceeding against the other relating to this guaranty, the unsuccessful party in such action or proceeding shall reimburse the successful party for reasonably attorneys' fees and other costs and expenses incurred therein by the successful party. All rights under this guaranty will inure to the benefit of any successors or assigns of Sublessor.

      Dated as of the 14th day of May, 1999.

                                        GUARANTOR:

                                        LITHIA MOTORS, INC.


                                        By: /s/
                                           -------------------------------------
                                           Vice President, Acquisitions

                                        Address:
                                        360 E. Jackson Street
                                        Medford, Oregon  97501


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